EXHIBIT 23.1

                         Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 9, 1996 in Pre-effective Amendment No. 1 to the Registration Statement (Form S-3 No. 333-02863) and related Prospectus of Health and Retirement Properties Trust for the Registration of $750,000,000 of "Offered Securities."



                                              /s/ Ernst & Young LLP
                                              ERNST & YOUNG LLP

Boston, Massachusetts
June 14, 1996